EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 17, 2012, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as a Lender and as Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders party hereto, amends that certain Credit Agreement, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, other Credit Parties signatory thereto, the Agent, the Fronting Lender, and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.
RECITALS
A.    The Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein.
B.    The Agent and the Lenders party hereto have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders and the Agent hereby agree as follows:
1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)Clause (i) of Section 6.3(a) of the Credit Agreement is hereby amended and restated to read as follows:
(i) the Senior Notes and the Specified Senior Notes;

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(b)Section 6.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    No Sotheby Entity shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Section 6.8; (iii) Indebtedness permitted by Section 6.3(a)(vi) upon any refinancing thereof in accordance with Section 6.3(a)(vi); (iv) Indebtedness incurred pursuant to repayment by any Sotheby Entity of intercompany loans and advances outstanding to any Sotheby Entity, (v) so long as (x) no Default or Event of Default has occurred and is continuing or would occur as a result thereof, and (y) Parent shall have provided to Agent prior to the date thereof pro forma financial statements demonstrating that the Fixed Charge Coverage Ratio, as of the end of the most recently completed Fiscal Quarter for which Agent and Lenders have received Financial Statements pursuant hereto, shall be equal to or greater than 1.15 to 1.00 (calculated on a pro forma basis as if such purchase had occurred during such Fiscal Quarter), purchases, redemptions, defeasances or prepayments of Convertible Notes, Senior Notes or Specified Senior Notes by Parent; (vi) so long as no Revolving Loans are outstanding hereunder as of the date of any such transaction, any purchases, redemptions, defeasances or prepayments of Convertibles Notes, Senior Notes or Specified Senior Notes by Parent; and (vii) any adjustment of the Convertible Note Hedge Agreements (and related cash payments by Parent to the Convertible Note Hedge Counterparties) in connection with any purchase, redemption, defeasance or prepayment of the Convertible Notes described in the foregoing clauses (v) and (vi).
(c)Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
No Sotheby Entity shall (a) change or amend the terms of the Senior Note Indenture or the Senior Notes in a manner materially adverse to the Lenders, (b) change or amend the terms of the Convertible Note Indenture, the Convertible Notes, any Convertible Note Hedge Agreement or any Convertible Note Warrant in a manner materially adverse to the Lenders, (c) change or amend the terms of the Specified Senior Notes or the related documentation in a manner materially adverse to the Lenders, (d) change or amend any York Avenue Lease Document in a manner adverse to the interests of Agent and Lenders in any material respect or (e) except as set forth on Schedule 5.23, permit the York Avenue Lender to have recourse to Parent or any of its Subsidiaries, or any assets of Parent or any of its Subsidiaries, pursuant to the York Avenue Loan Agreement or any other York Avenue Loan Document; provided, that no change or amendment described in the foregoing clauses (a), (b) and (c) shall: (i) increase the interest rate on the Convertible Notes, Senior Notes or Specified Senior Notes; (ii) accelerate the dates upon which payments of principal or interest are due under the Convertible Notes, Senior Notes or Specified Senior Notes; (iii) increase the principal amount of the Convertible Notes, Senior Notes or Specified Senior Notes above the original principal amount thereof; (iv) change any event of default, in a manner adverse to the Credit Parties, or add or make more restrictive any covenant with respect to the Convertible Notes, Senior Notes or Specified Senior Notes or (v) change the redemption or prepayment provisions of the Convertible Notes, Senior Notes or Specified Senior Notes.
(d)The definition of “Fixed Charges” in Annex A of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Fixed Charges” means, with respect to Parent and its Subsidiaries, on a consolidated basis, for any fiscal period, an amount equal to (a) the aggregate of all Interest Expense with respect to such period plus (b) scheduled payments of principal with respect to Indebtedness during such period (other than scheduled payments of principal with respect to the Convertible Notes, solely to the extent Parent has unrestricted and unencumbered cash and Cash Equivalent Investments available to pay such scheduled payments of principal) plus (c) dividends and distributions on the Stock of Parent paid in cash during such period (but not to exceed $3,300,000 for the Fiscal Quarter ended March 31, 2009) plus (d) payments with respect to purchases of any Senior Notes or Specified Senior Notes or repurchases of any Stock of Parent, in each case, during such period, other than purchases of any Senior Notes with the proceeds of the Specified Senior Notes, minus (e) discounts on the Senior Notes, the Convertible Notes, the Specified Senior Notes, and the amounts owed under the York Avenue Loan Agreement, in each case, to the extent included as Interest Expense during such period on a non-cash basis minus (f) amounts included in Interest Expense for such period in respect of amortization of (i) closing fees incurred in conjunction with this Agreement and any fees related to amendments or termination of the Prior Credit Agreement and (ii) interest accrued on amounts payable on the unfunded senior management benefit plan of Parent and its Subsidiaries, in each case, of or by Parent and its Subsidiaries on a consolidated basis for such period.
(e)The definition of “Material Indebtedness Contracts” in Annex A of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Material Indebtedness Contracts” means, collectively, (a) the Senior Note Indenture and the Senior Notes, (b) the Convertible Note Indenture and the Convertible Notes, (c) the Specified Senior Notes and the related documentation, (d) the York Avenue Loan Agreement, and (e) any other contract, agreement or other instrument to which any Sotheby Entity is a party evidencing any Indebtedness or Guaranteed Indebtedness (other than the Obligations) of such Sotheby Entity having a Dollar Equivalent in excess of $10,000,000 in the aggregate (including (x) undrawn committed or available amounts and (y) amounts owing to all creditors under any combined or syndicated credit arrangements).

(f)The definition of “Qualified Assignee” in Annex A of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Qualified Assignee” means (a) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody’s at the date that it becomes a Lender and which, through its applicable lending office, is capable of lending to Borrowers without the imposition of any withholding or similar taxes; provided, that, except as otherwise agreed by Agent, no Person proposed to become a Lender after the Closing Date and determined by Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and, unless otherwise agreed by Agent, no Person or Affiliate of such Person proposed to become a Lender after the Closing Date and that holds Senior Notes, Convertible Notes, Specified Senior Notes or Stock issued by any Sotheby Entity shall be a Qualified Assignee.
(g)The following defined term is added to Annex A in the proper alphabetical order:
“Specified Senior Notes” means the senior unsecured notes to be issued by Parent on or prior to June 15, 2013 in an aggregate principal amount not to exceed $300,000,000, designated by Parent to the Agent in writing as the “Specified Senior Notes” and issued pursuant to terms reasonably acceptable to the Agent.
(h)Clause (i) of Annex E of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i)    Debt and Equity Notices. To Agent, as soon as practicable, copies of all material written notices given or received by any Sotheby Entity or the York Avenue Owner with respect to the Senior Notes, the Convertible Notes, the Specified Senior Notes, the Convertible Note Hedge Agreements, the Convertible Note Warrants, the York Avenue Lease or the York Avenue Loan Agreement, and, within two (2) Business Days after any Sotheby Entity obtains knowledge of any matured or unmatured event of default with respect to the Senior Notes, the Convertible Notes, the Specified Senior Notes, the Convertible Note Hedge Agreements, the Convertible Note Warrants, the York Avenue Lease or the York Avenue Loan Agreement, notice of such event of default.

2.Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt:
(a)    of counterparts to this Amendment, executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Requisite Lenders and Agent;
(b)    of counterparts to that certain Reaffirmation, dated as of the date hereof, executed and delivered by duly authorized officers of the Credit Parties; and
(c)    on behalf of each Lender that has executed and delivered a counterpart to this Amendment to the Agent by 12:00 noon (New York time) on September 17, 2012, of an amendment fee equal to 0.10% of such Lender’s Commitment as of the date hereof.
3.Miscellaneous.
(a)    Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
(c)    Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the date hereof:

(i)this Amendment and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;
(ii)its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and
(iii) after giving effect to this Amendment, (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.
(e)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.
(f)    Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
(g)    No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(h)    Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP. Treasurer

SOTHEBY’S, INC.

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP. Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP. Treasurer

OATSHARE LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S,
a company registered in England

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

Signature Page to
    Amendment No. 2

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Agent and a Lender

By:     /S/ DANIEL T. EUBANKS
Name:    Daniel T. Eubanks
Title:    Duly Authorized Signatory

Signature Page to
Amendment No. 6

HSBC BANK PLC, as a Lender

By:     /S/ PAUL HAGGER
Name:    PAUL HAGGER
Title:    GLOBAL RELATIONSHIP MANAGER

Signature Page to
Amendment No. 6

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:     /S/ RANDOLPH CATES
Name:    Randolph E. Cates
Title:    Senior Relationship Manager

Signature Page to
Amendment No. 6

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /S/ JENNIFER HEARD
Name:    Jennifer Heard
Title:    Authorized Officer

Signature Page to
Amendment No. 6

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By:     /S/ MITCHELL B. RASKY
Name:    M. Rasky
Title: Managing Director

Signature Page to
Amendment No. 6

TD BANK, N.A., as a Lender

By:     /S/ STEPHEN A. CAFFREY
Name:    Stephen A. Caffrey
Title:    Vice President

Signature Page to
Amendment No. 6

BANK OF AMERICA, N.A., as a Lender

By:     /S/ JAIME C. ENG
Name:    Jaime C. Eng
Title:    Vice President

Signature Page to
Amendment No. 6

COMERICA BANK, as a Lender

By:     /S/ CHRIS RICE
Name:    Chris Rice
Title:    VP

Signature Page to
Amendment No. 6

ISRAEL DISCOUNT BANK OF NEW
YORK, as a Lender

By:     /S/ DAN LUBY
Name:    Dan Luby
Title:    Assistant Vice President
By:     /S/ MICHAEL PAUL
Name:    Michael Paul
Title:    Senior Vice President

Signature Page to
Amendment No. 6

Acknowledged and Agreed
as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
SOTHEBY’S RES, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP. Treasurer

72ND AND YORK, INC., as a Credit Party

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP. Treasurer

CATALOGUE DISTRIBUTION COMPANY LIMITED, as a Credit Party

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S SHIPPING LIMITED, as a Credit Party

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

Signature Page to
Amendment No. 6